UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 12, 2021

TTM TECHNOLOGIES, INC.

(Exact name of Registrant as specified in its charter)

Delaware	0-31285	91-1033443
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 East Sandpointe, Suite 400, Santa Ana, CA	92707
(Address of principal executive offices)	(Zip Code)

(714) 327-3000

Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	TTMI	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02.	Announcement of Retirement of Board Member and Appointment of a New Chairman

On May 12, 2021, the Registrant issued a press release announcing the retirement of Robert E. Klatell. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

As provided in General Instruction B.2 to Form 8-K, the information furnished in Item 2.02 and Exhibit 99.1 hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities under that Section, and shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly provided by specific reference in such filing.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On May, 12th, 2021 Rob Klatell tendered, and the Board of Directors of the Company (the “Board”) accepted his resignation from his position as a director of the Company and any committees thereof. Mr. Klatell joined the Board in 2004 and was named the Company’s Chairman of the Board in 2005. Mr. Klatell’s resignation was not a result of a disagreement with the Company. Rather, Mr. Klatell retired at the age of 75 in accordance with the Company’s Corporate Governance Guidelines. Since his retirement and after his re-election as a Class III member of the Board on May 12th, 2021, the Board of Directors unanimously appointed Rex Geveden as the new Chairman of the Board effective immediately after his appointment.

Item 5.07.	Submission of Matters to a Vote of Security Holders

On May 12, 2021, the Company held its 2021 Annual Meeting of Stockholders (“Annual Meeting”). Of the 106,906,227 shares of common stock outstanding on the record date, 90,810,489 shares were present at the Annual Meeting in person or by proxy, representing approximately 84.94% of the total outstanding shares eligible to vote. All proposed measures passed and the Class III Directors recommended by the Company were elected. The final results for each of the matters submitted to a vote of stockholders at the Annual Meeting are as follows:

Proposal 1 – Election of Class III Directors

Name	Votes For	Votes Withheld	Broker Non-Votes
John G. Mayer	75,002,840	12,130,794	3,676,855
Rex D. Geveden	86,027,177	1,106,457	3,676,855

Proposal 2 - Advisory Vote on the Compensation of Named Executive Officers

Votes For:	86,663,651
Votes Against:	414,296
Abstain:	55,687
Broker Non-Votes	3,676.855

Proposal 3 – Ratification of Appointment of Independent Registered Public Accounting Firm for Fiscal Year Ending January 3, 2022

Votes For:	90,710,576
Votes Against:	65,710
Abstain:	34,203

Item 9.01.	Press Release Dated May 12, 2021.

Exhibit 99.1	Press Release dated May 12, 2021

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TTM TECHNOLOGIES, INC.

Date: May 12, 2021		/s/ Daniel J. Weber
	By:	Daniel J. Weber
Executive Vice President, General Counsel and Secretary